UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 8, 2020
Conn’s, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34956	06-1672840
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2445 Technology Forest Blvd., Suite 800 The Woodlands, Texas	77381
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:  (936) 230-5899
Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	CONN	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 2.02. Results of Operations and Financial Condition.
On April 14, 2020, Conn’s, Inc. (the “Company”) issued a press release reporting its fourth quarter and full year fiscal 2020 financial results. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
None of the information contained in Item 2.02 or Exhibit 99.1 of this Form 8-K shall be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and none of it shall be incorporated by reference in any filing under the Securities Act of 1933, as amended. Furthermore, this report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.
Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
(a)
Correction of Errors in Previously Issued Financial Statements
On April 8, 2020, the Audit Committee of the Board of Directors of the Company concluded, after discussion with the Company’s management and independent registered public accounting firm, Ernst & Young LLP, that the Company’s historical condensed consolidated interim financial statements for the three and nine month periods ended October 31, 2019 (the “Non-Reliance Periods”) contained errors with respect to certain line items (the “Restated Financial Data”) and should be restated. As a result, the Restated Financial Data in the condensed consolidated interim financial statements for the Non-Reliance Periods and other financial information, earning press releases, investor presentations or other communications related thereto should no longer be relied upon.
In connection with the preparation of the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2020 (the “2020 Form 10-K”), the Company’s management became aware that the Company’s consolidated financial statements for the Non-Reliance Periods contained errors in its calculation and reporting of finance charges and other revenues and provision for bad debts resulting from an error in our allowance for bad debts and uncollectible interest related to the implementation of our new loan management system. As a result, the Company will restate the Restated Financial Data in its condensed consolidated interim financial statements for the Non-Reliance Periods in the 2020 Form 10-K. The condensed consolidated cash flow statement for the nine month Non-Reliance Period was not impacted by the errors.
The 2020 Form 10-K is expected to be filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 14, 2020. The Company has not filed and does not intend to file amendments to the Company’s previously filed Quarterly Reports on Form 10-Q for the period affected by the restatement and correction of the Company’s condensed consolidated interim financial statements as described above. Accordingly, investors and others should rely only on the financial information and other disclosures regarding the Restated Financial Data in the Non-Reliance Periods as disclosed in the 2020 Form 10-K and in future filings with the SEC (as applicable), and not rely on any previously issued or filed reports, earning press releases, investor presentations or other communications related thereto.
Identification of Material Weakness
The Company has concluded that the control deficiency that resulted in the failure to detect the accounting errors described above constituted a material weakness in internal control over financial reporting as of January 31, 2020. In particular, as part of our assessment of the effectiveness of our internal control over financial reporting as of January 31, 2020, management identified certain individual control deficiencies related to our information technology general controls in the areas of user access and program change management related to the implementation of certain new financially significant applications that, when viewed in combination, aggregated to a material weakness. Specifically, management determined that we did not maintain effective controls over user access to and related changes to IT programs and data for these newly implemented financially significant applications, and, as a result, the effective functioning of certain process-level automated and IT-dependent controls was compromised. A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of a company’s annual or interim financial statements will not be prevented or detected on a timely basis. The existence of one or more material weaknesses precludes a conclusion by management that a company’s disclosure controls and procedures and internal control over financial reporting are effective. The Company’s management has developed a remediation plan to address the material weakness and has substantially completed changes to internal processes to reduce the likelihood of similar errors occurring in future periods. However, control weaknesses are not considered remediated until new internal controls have been operational for a period of time, are tested, and management concludes that these controls are operating effectively.
The Audit Committee has discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with the Company’s current independent registered public accounting firm, Ernst & Young LLP.

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws, including but not limited to, the Private Securities Litigation Reform Act of 1995, that involve risks and uncertainties. Such forward-looking statements include information concerning our future financial performance, business strategy, plans, goals and objectives. Statements containing the words “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “should,” “predict,” “will,” “potential,” or the negative of such terms or other similar expressions are generally forward-looking in nature and not historical facts. Such forward-looking statements are based on our current expectations. We can give no assurance that such statements will prove to be correct, and actual results may differ materially. Many factors could cause the actual results, performance or achievements that may be expressed or implied by such forward-looking statements to vary from those described herein should one or more of these risks or uncertainties materialize. These factors include the impact of the restatement and correction of the Company’s previously issued financial statements; the identified weakness in the Company’s internal control over financial reporting and the Company’s ability to remediate that material weakness; the initiation of legal or regulatory proceedings with respect to the restatement and corrections; the adverse effects on the Company’s business, results of operations, financial condition and stock price as a result of the restatement and correction process; as well as those risk factors discussed or referred to in the Company’s disclosure documents filed with the SEC available on the SEC’s website at www.sec.gov, including, once filed, the 2020 Form 10-K. If one or more of these or other risks or uncertainties materialize (or the consequences of such a development changes), or should our underlying assumptions prove incorrect, actual outcomes may vary materially from those reflected in our forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. The forward-looking statements included in this Current Report on Form 8-K are made as of the date of this Current Report on Form 8-K and the Company undertakes no obligation to publicly update or revise any forward-looking statements, other than as required by applicable law.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
Exhibit No.        Description

99.1*	Press Release of Conn’s, Inc. dated April 14, 2020.

* Furnished herewith

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONN’S, INC.
Date:	April 14, 2020	By:	/s/ George L. Bchara
		Name:	George L. Bchara
		Title:	Executive Vice President and Chief Financial Officer